                           CURTICE-BURNS FOODS, INC.
                (AS SUCCESSOR BY MERGER TO PF ACQUISITION CORP.)

                         NOTICE OF GUARANTEED DELIVERY
                                       OF
                   12 1/4% SENIOR SUBORDINATED NOTES DUE 2005

     As set forth in the Prospectus, dated December 16, 1994 (as the same may be amended from time to time, the 'Prospectus'), of Curtice-Burns Foods, Inc. (the
'Company'), under  the  caption  'The  Exchange  Offer  --  Guaranteed  Delivery
Procedures' and in Instruction 2 to the related Letter of Transmittal, this form must be used to accept the Company's offer (the 'Exchange Offer') to exchange its 12 1/4% Senior Subordinated Notes due 2005 (the 'New Notes'), which have been registered under the Securities Act of 1933, as amended (the 'Securities
Act'), for  an  equal  principal  amount  of  its  outstanding  12  1/4%  Senior
Subordinated Notes due 2005 (the 'Old Notes'), if (i) certificates representing the Old Notes to be exchanged are not immediately available or (ii) time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date (as defined in the Prospectus). Any holder that wishes to tender
Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meaning ascribed to them in the Prospectus or the related Letter of Transmittal.

                       IBJ SCHRODER BANK & TRUST COMPANY

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
                By Mail:                   By Facsimile Transmission        By Hand or Overnight Delivery:
              P.O. Box 84                   (for eligible financial                One State Street
         Bowling Green Station                institutions only):              New York, New York 10004
     New York, New York 10274-0084               (212) 858-2611              Attn: Securities Processing
    Attn: Reorganization Operations                                             Window, Subcellar One
               Department
                                              To Confirm Facsimile
                                              Transmissions Call:
                                                 (212) 858-2103
                                                 (call collect)

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN  AS
SET  FORTH ABOVE OR TRANSMISSION VIA A  FACSIMILE NUMBER OTHER THAN AS SET FORTH
ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
     The undersigned hereby tender(s) for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related
Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption 'The Exchange
Offer  -- Guaranteed Delivery Procedures' and in  Instruction 2 of the Letter of
Transmittal. The undersigned hereby tenders the Old Notes listed below:

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
    CERTIFICATE NUMBER(S) (IF KNOWN) OF OLD         AGGREGATE PRINCIPAL AMOUNT         AGGREGATE PRINCIPAL
         NOTES OR ACCOUNT NUMBER AT DTC                    REPRESENTED                   AMOUNT TENDERED

                                   SIGN HERE

Name(s) of Registered or Acting Holder:  .......................................
Signature(s):  .................................................................
Name(s):  ......................................................................
                                 (PLEASE PRINT)

Address:  ......................................................................

          ......................................................................

Telephone Number:  .............................................................

Date:  .........................................................................

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an 'eligible guarantor institution' within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange, Inc. trading day after the Expiration Date.

                                   SIGN HERE

 Name of firm:  ...............................................................
 Authorized Signature:  .......................................................
 Name:  .......................................................................

                                 (PLEASE PRINT)

 Address:  ....................................................................

           ....................................................................

           ....................................................................

 Telephone Number:  ...........................................................
 Date:  .......................................................................

     DO NOT SEND NOTES WITH THIS FORM. ACTUAL SURRENDER OF NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

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